UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

International Money Express, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, Florida	33156

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of International Money Express, Inc. (the “Company”), held on June 26, 2020, the Company’s stockholders approved the International Money Express, Inc. 2020 Omnibus Equity Compensation Plan (the “2020 Omnibus Plan”). The 2020 Omnibus Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on May 15, 2020, under the caption “Proposal Three – Approval of the 2020 Omnibus Plan Proposal”, which description is incorporated by reference in this Item 5.02. The description of the 2020 Omnibus Plan is qualified in its entirety by reference to the complete text of the 2020 Omnibus Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is also contained in Annex A to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting held on June 26, 2020, the Company’s stockholders (i) elected three Class II Directors to serve for a three-year term or until their respective successors are duly elected and qualified, (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, (iii) approved the proposal to adopt the 2020 Omnibus Plan (the “2020 Omnibus Plan Proposal”), and (iv) approved the proposal to adopt the International Money Express, Inc. 2020 Equity Stock Purchase Plan (the “ESPP Proposal”).  The final results for the votes regarding the proposals are set forth below.

Proposal 1 – Election of the Following Class II Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Class II Directors:
Kurt Holstein	21,798,217	7,380,513	761,652
Robert Jahn	24,256,498	4,922,232	761,652
John Rincon	28,905,158	273,572	761,652

Proposal 2 – Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020:

Votes For	Votes Against	Abstained	Broker Non-Votes
29,920,975	295	19,112	N/A

Proposal 3 –  Approval of the 2020 Omnibus Plan Proposal:

Votes For	Votes Against	Abstained	Broker Non-Votes
26,519,058	2,659,515	157	761,652

Proposal 4 – Approval of the ESPP Proposal:

Votes For	Votes Against	Abstained	Broker Non-Votes
29,146,998	31,343	389	761,652

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits

10.1†
International Money Express, Inc. 2020 Omnibus Equity Compensation Plan (incorporated by reference to Annex A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 15, 2020).

† Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.
Dated: June 29, 2020
	By:	/s/ Robert Lisy
	Name:	Robert Lisy
	Title:	President and Chief Executive Officer